UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  January 18, 1994


                   Sears Credit Account Trust 1991 A
            (Exact name of registrant as specified in charter)


Illinois                        33-39364-01            Not Applicable

(State of                       (Commission            (IRS Employer
Organization)                   File Number)         Identification No.)

c/o Sears Receivables Financing Group, Inc.
3711 Kennett Pike
Greenville, Delaware                                      19807
 (Address of principal executive offices)               (Zip Code)



Registrant's Telephone Number, including area code: (302) 888-3176



Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5.   Other Events

          On January 18, 1994, Registrant made available the Monthly Investor Certificateholders' Statement set forth as Exhibit 21.


Item 7.   Financial Statements and Exhibits

  21. Monthly Investor Certificateholders' Statement related to the distribution of January 18, 1994 and reflecting the performance of the Trust during the Due Period ended in December, 1993, which accompanied the distribution on January 18, 1994.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Sears Credit Account Trust 1991 A
                                          (Registrant)


                        By:   Sears Receivables Financing Group, Inc.
                                    (Originator of the Trust)



Date: January 18, 1994        By:    /S/PERRY N. WEINE
                                     Perry N. Weine
                                     Vice President, Administration

                                 EXHIBIT INDEX





                                                  Page number
                                                  in sequential
Exhibit No.                                       number system


   21.     Monthly Investor Certificateholders'         5
           Statement - (January 18, 1994).

                                                             Exhibit 21
            MONTHLY INVESTOR CERTIFICATEHOLDERS' STATEMENT

                   SEARS CREDIT ACCOUNT TRUST 1991 A
         _____________________________________________________

                          8.85%  CREDIT ACCOUNT
                        PASS-THROUGH CERTIFICATES
         _____________________________________________________



      Under the Pooling and Servicing Agreement dated as of March 1, 1991 by and among Sears, Roebuck and Co. ("Sears"), Sears Receivables Financing Group, Inc. and Continental Bank, National Association, as Trustee, the Trustee is required to prepare certain information each month regarding current distributions to Investor Accounts and payments to Investor Certificateholders as well as the
performance of the Trust during the previous month.   The  information
which is required to be prepared with respect to the distribution of January 18, 1994 (the "current Distribution Date") and with respect to the performance of the Trust during the Due Period ended in December, 1993 (the "related Due Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole.

A.    Information Regarding Current Payments
      (Stated on the Basis of $1,000 Original Principal Amount).
      __________________________________________________________

      1. The  total amount of the payment to Investor
         Certificateholders    on     the     current
         Distribution Date per $1,000 interest.......    $0.000000000

      2. The  amount of  the  payment  set  forth  in
         paragraph 1 above in respect of  interest on
         the   Investor   Certificates,   per  $1,000
         interest....................................
$0.000000000

      3. The  amount of  the  payment  set  forth  in
         paragraph 1 above in respect of principal on
         the   Investor   Certificates,   per  $1,000
         interest....................................    $0.000000000


B.    Information Regarding the Performance of the Trust.
      ______________________________________________________

      1. Collections of Receivables.
         _________________________________

         (a) The aggregate amount of Collections  of
             Finance  Charge  Receivables  processed
             during the related Due Period..........     $10,955,936.91



         (b) The aggregate amount of Collections  of
             Principal  Receivables processed during
             the related Due Period.................     $34,894,330.53

         (c) The aggregate amount of Collections  of
             Finance  Charge  Receivables  processed
             during  the related  Due  Period  which
             were   allocated  in  respect  of   the
             Investor Certificates..................     $7,926,570.54

         (d) The aggregate amount of Collections  of
             Principal  Receivables processed during
             the   related  Due  Period  which  were
             allocated  in  respect of the  Investor
             Certificates...........................     $25,245,889.47

         (e) The aggregate amount of Collections  of
             Finance  Charge  Receivables  processed
             during the  related  Due  Period  which
             were   allocated  in  respect  of   the
             Seller Certificate.....................     $3,029,366.37

         (f) The aggregate amount of Collections  of
             Principal  Receivables processed during
             the   related  Due  Period  which  were
             allocated  in respect  of  the   Seller
             Certificate............................     $9,648,441.06


      2. Principal Receivables in the Trust;  Principal
         Funding Account.
         _________________________________________________

         (a) The  aggregate amount of  Principal Re-
             ceivables  in  the   Trust  as  of  the
             end   of   the   related   Due   Period
             (which     reflects    the    Principal
             Receivables  represented  by  both  the
             Seller  Certificate  and  the  Investor
             Certificates)..........................     $698,282,987.03

         (b) The amount of Principal Receivables  in
             the Trust represented by  the  Investor
             Certificates (the "Investor  Interest")
             as    of   the   end   of  the  related
             Due Period.............................     $500,000,000.00

         (c) The  Investor  Interest  set  forth  in
             paragraph 2(b)  above  as a  percentage
             of the aggregate  amount  of  Principal
             Receivables set forth in paragraph 2(a)
             above..................................     71.60%

         (d) The Invested  Amount as  of the end  of
             the current Distribution Date..........     $500,000,000.00


         (e) The total amount to be deposited in the
             Principal Funding Account in respect of
             Collections of Principal Receivables on
             such Distribution Date.................     $0.00

         (f) The  total  amount  on  deposit in  the
             Principal Funding Account in respect of
             Collections of Principal Receivables on
             such  Distribution Date  (after  giving
             effect to  the deposit  referred to  in
             paragraph 2(e))........................     $0.00

         (g) The total  amount of Investment  Income
             since the last Distribution Date.......     $0.00

         (h) The Deficit  Accumulation Amount (after
             giving effect to the  deposit  referred
             to in paragraph 2(e))..................     $0.00


      3. Interest Funding Account.
         _____________________________

         (a) The total amount to be deposited in the
             Interest Funding Account in respect  of
             Certificate     Interest    on     such
             Distribution Date......................     $3,687,500.00

         (b) The total  amount  on  deposit  in  the
             Interest Funding Account in respect  of
             Certificate     Interest    on     such
             Distribution Date (after giving  effect
             to  the   deposit   referred   to    in
             paragraph 3 (a)).......................     $14,750,000.00

      4. Investor Charged-Off Amount.
         __________________________________

         (a) The  aggregate  amount  of  Receivables
             charged-off   as  uncollectible  during
             the       related       Due      Period
             allocable to the Investor  Certificates
             (the "Investor Charged-Off Amount")....     $2,140,568.14

         (b) The   Aggregate  Investor   Charged-Off
             Amount.................................     $0.00

      5. Investor Losses; Reimbursement of Charge-Offs.
         _________________________________________________

         (a) The excess of the Investor  Charged-Off
             Amount  set  forth  in  paragraph  4(a)
             above over the sum of (i)  payments  in
             respect of the  Available  Subordinated
             Amount and  (ii)  Excess  Servicing, if
             any (an "Investor Loss")...............     $0.00

         (b) The amount  of  the  Investor  Loss set
             forth  in  paragraph  5(a)  above,  per
             $1,000 interest (which  will  have  the
             effect  of  reducing,   pro  rata,  the
             amount  of  each  Investor Certificate-
             holder's investment)...................     $0.00


         (c) The  total  amount  reimbursed  to  the
             Trust in the current month from the sum
             of the  Available  Subordinated  Amount
             and   Excess   Servicing,  if  any,  in
             respect  of  Investor  Losses in  prior
             months.................................     $0.00

         (d) The amount set forth in  paragraph 5(c)
             above, per $1,000 interest (which  will
             have  the  effect  of  increasing,  pro
             rata,  the  amount  of  each   Investor
             Certificateholder's investment)........     $0.00

         (e) The aggregate amount of Investor Losses
             in the Trust as  of  the  end  of   the
             current Distribution Date..............     $0.00

         (f) The amount set forth in  paragraph 5(e)
             above, per $1,000 interest (which  will
             have  the  effect  of   reducing,   pro
             rata,  the  amount  of  each   Investor
             Certificateholder's investment)........     $0.00

      6. Investor Servicing Fee.
         __________________________

         The  aggregate   amount  of   the  Investor
         Monthly  Servicing Fee payable by the Trust
         to the Servicer for the related Due Period.     $833,333.33

      7. Available Subordinated Amount.
         ______________________________

         (a) The  amount  available   to  be applied
             pursuant to Section 4.03 as  of the end
             of the current Distribution Date.......     $42,500,000.00

         (b) The amount set forth  in paragraph 7(a)
             above  as  a percentage of the Invested
             Amount.................................     8.50%



      8. Investor Excess Spread Analysis
         _________________________________

                                         $                   % (1)
                             _______________     __________________

Allocated Yield (2)           $7,926,570.54                  19.02%

Less:
Certificate Interest (3)      $3,687,500.00                   8.85%
Servicing Fees (4)               833,333.33                   2.00%
Allocated Charge-Offs (5)      2,140,568.14                   5.14%
                             _______________      __________________
Subtotal                      $6,661,401.47                  15.99%

Excess Spread                 $1,265,169.07                   3.04%

(1) Annualized percentage of the Invested Amount at the beginning of the related Due Period.
(2)    Comprised of Sections B1(c) and B2(g) above
(3)    See Section B3(a) above
(4)    See Section B6 above
(5)    See Section B4(a) above

Note: Payment rate (aggregate collections/beg. receivables
      balance) for the related Due Period:                   6.53%

C.    The Pool Factor.
      _______________________

         The Pool Factor (which represents the ratio
         of the amount of the Invested Amount as  of
         the  end   of  the  day  on   the   current
         Distribution  Date  to  the  amount of  the
         Investor Interest as of the  Closing Date).
         The  amount  of  an  Investor  Certificate-
         holder's  pro  rata share of  the  Invested
         Amount can be determined by multiplying the
         original   denomination   of  the  Holder's
         Investor Certificate by the Pool Factor....     1.0000000


                           CONTINENTAL BANK, NATIONAL ASSOCIATION
                      as Trustee



                           By:    /S/ C. K. Duncan
                             ________________________________
                             Title: Vice President